SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the  Registrant                     X
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:
X        Preliminary Proxy Statement         [ ] Confidential, for Use of
                                                 the Commission Only
                                                 (as permitted by
                                                 Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                SOGEN FUNDS, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
X    No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

                                                               PRELIMINARY COPY

                                 IMPORTANT NEWS
                                SOGEN FUNDS, INC.

                            SOGEN INTERNATIONAL FUND
                               SOGEN OVERSEAS FUND
                                 SOGEN GOLD FUND

       While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting SoGen International Fund, SoGen Overseas Fund, and SoGen Gold Fund (each a "Fund" and collectively, the "Funds") which require a shareholder vote.

Q & A:  QUESTIONS AND ANSWERS

Q.      WHAT IS HAPPENING?

A. Societe Generale Asset Management, S.A., ("SGAM S.A."), the parent company of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for SoGen Funds, Inc. (the "Company"), and its president, a director and minority shareholder of SGAM Corp., Jean-Marie Eveillard, have entered into a stock purchase agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty") dated as of August 13, 1998 providing for the sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition"). The Purchase
        Agreement anticipates that each Fund will be reorganized into a newly-created series of Colonial Trust II (the "Colonial Trust") that has the same investment objective as, and substantially similar policies to, the corresponding Fund (the "Reorganization"). The Colonial Trust is an open-end investment company consisting of six separate investment portfolios for which Colonial Management Associates, Inc. ("Colonial Management"), an indirect subsidiary of Liberty, serves as the Administrator. If the Reorganization is approved, and the Acquisition takes place, SGAM Corp., under a new name, would continue to serve as the investment adviser to your Fund.

Q.      WHAT AM I BEING ASKED TO APPROVE?

A. As explained in the attached proxy materials, you are being asked to approve an Agreement and Plan of Reorganization (the "Plan") for each Fund in which you are a shareholder. By approving the Plan, you would also be approving the following related actions.

        First,   as  a  result   of  the   Acquisition   and  the   contemplated
        Reorganization, each Fund would be required to enter into a new investment management agreement with SGAM Corp. This action is necessary because, as a result of the Acquisition, there will be a change in control of SGAM Corp. The federal Investment Company Act of 1940 (the "1940 Act"), which governs the activities of mutual funds, requires shareholder approval of a management agreement whenever there is a change in control of a fund's investment adviser. In addition, in case the Reorganization is approved by shareholders, but does not occur until after the Acquisition takes place, an Interim Management Agreement, substantially identical to the current advisory agreement, would also be approved as part of the Reorganization.

        Second, the Reorganization would also result in the adoption of a new plan of distribution pursuant to Rule 12b-1 of the 1940 Act ("Rule 12b-1 Plan") for the Class A shareholders of each Fund.

        Third, as a result of the Reorganization, you would also be voting in favor of the conversion of your Fund from operating as part of a corporation organized under the laws of Maryland (a "Maryland corporation") to operating as part of a business trust organized under the laws of Massachusetts (a "Massachusetts business trust"). Under this arrangement, the Colonial Trust's current Board of Trustees would oversee the Funds, instead of the Company's Board of Directors, as is presently the case.

Q.      HOW  WILL  LIBERTY'S  ACQUISITION  OF  SGAM  CORP.  AFFECT  ME AS A FUND
        SHAREHOLDER?

A. Your Fund's investment objective and investment program would not change as a result of the Acquisition or the Reorganization. You will still own the same number of shares in the reorganized Fund. The terms of the new investment management agreement will be substantially similar in all material respects as those in the current investment management agreement, except with respect to administrative services, which will be provided under a separate administration agreement described in the enclosed Proxy Statement. You would continue to receive investment advisory services from SGAM Corp.

Q. WHAT WILL HAPPEN IF THE REORGANIZATION IS NOT APPROVED BY A FUND'S SHAREHOLDERS?

A. If shareholder approval of a Fund's Reorganization is not obtained, Liberty may, at its option, elect either to (i) terminate the Purchase Agreement and not purchase all of the outstanding shares of SGAM Corp., in which case the existing investment management agreement and distribution plan for that Fund would remain in effect and the current directors of the Company would continue to serve until further notice, or (ii) complete the purchase of all of the outstanding shares of SGAM Corp. and seek exemptive relief from the Securities and Exchange Commission in order to permit SGAM Corp. to continue to serve as that Fund's investment adviser under a new investment management agreement, the terms of which would be substantially the same as the terms of the current investment management agreement (except as discussed more fully in the enclosed Proxy Statement), for a period of time while that Fund continues to solicit proxies. In either case, or if the Reorganization is not approved by the shareholders, the Company's Board of Directors will take such action with respect to the future management of each Fund as it deems to be in the best interests of that Fund and its shareholders.

Q.      WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

A. Yes, the fees paid by your Fund for investment advisory services under the current contract will remain the same after the Reorganization. However, as discussed below, after the Reorganization, each reorganized Fund will enter into an administration agreement with Colonial Management under which that Fund will pay a separate fee (which will be waived for a period of at least two years after the Reorganization) for administrative services.

Q.      WILL I  INCUR  ANY  ADDITIONAL  FEES  OR  EXPENSES  AS A  RESULT  OF THE
        ACQUISITION?

A. As a result of the Reorganization, each Fund will adopt a Rule 12b-1 Plan under which the Class A shares of that Fund could be assessed a fee of up to 0.35% (although that fee would be voluntarily reduced to 0.25% for at least two years) of average net assets per year for distribution-related activities. If the voluntary reduction is reduced or eliminated, the maximum fee that could be paid under this plan would reflect an increase of up to 0.10% over the maximum amount that can be paid under the current Class A Rule 12b-1 plan of the Funds. Class I shares of SoGen International Fund and SoGen Overseas Fund will continue to not be subject to any fees related to a Rule 12b-1 Plan.

        In addition, each reorganized Fund will enter into an administration agreement with Colonial Management that will cover services that were previously provided under its investment management agreement with SGAM Corp., and each Fund will be responsible for providing a separate fee to Colonial Management under that agreement (although that fee would be voluntarily waived for a period of at least two years following the Reorganization). See Exhibit C to the enclosed Proxy Statement for the specific administration fee for each Fund.

        Liberty and SGAM Corp. have agreed to waive certain management, administration, transfer agency, and other fees so that the total operating expenses of your Fund will not exceed the current total operating expenses of the Fund during the first two years after the new investment management agreements become effective.

Q.      HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors, on behalf of each Fund, including a majority of those directors who are not affiliated with the Funds or SGAM Corp., recommends that you vote in favor of the proposal on the enclosed proxy card.

Q. WHOM DO I CALL FOR MORE INFORMATION ABOUT THE ACQUISITION AND THE PROPOSED REORGANIZATION?

A.      Please call (800) 334-2143.


                              ABOUT THE PROXY CARD

        Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have. If you have accounts with more than one Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Funds. Please vote all issues shown on each proxy card that you receive. In addition to voting by returning your proxy card in the enclosed envelope, you may also submit your vote by telephone, facsimile, or over the Internet (www.proxyvote.com).

                  THANK YOU FOR SUBMITTING YOUR VOTE PROMPTLY.

                                SOGEN FUNDS, INC.

                                                  1221 Avenue of the Americas
                                                     New York, New York 10020
                                                               1-800-___-____

                                                            November __, 1998

To the Shareholders:

        A Special Meeting of Shareholders (the "Special Meeting") of SoGen International Fund, SoGen Overseas Fund, and SoGen Gold Fund (each a "Fund" and collectively, the "Funds"), each of which is a series of SoGen Funds, Inc. (the "Company"), is to be held at 3:00 p.m., Eastern time, on Friday, December 18, 1998, at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Funds, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020. Shareholders who are unable to attend the Special Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Special Meeting, a proxy card for your vote at the Special Meeting and an envelope postage prepaid - in which to return your proxy card are enclosed.

        As described in the Questions and Answers on the outside cover, Societe Generale Asset Management S.A. ("SGAM S.A."), the parent company of SGAM Corp., and I, have entered into a stock purchase agreement (the "Purchase Agreement") with Liberty Financial Companies, Inc. ("Liberty"), providing for the sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition"). Liberty is a publicly traded, diversified asset management organization headquartered in Boston, Massachusetts. (More information about Liberty can be found inside the Proxy Statement.)

        The Purchase Agreement anticipates that each Fund will be reorganized into a newly-created series of Colonial Trust II (the "Colonial Trust") which will have the same investment objective and substantially similar policies as the corresponding Fund (the "Reorganization"). The Colonial Trust is an open-end investment company currently consisting of six separate investment portfolios for which Colonial Management Associates, Inc., an indirect subsidiary of Liberty, serves as the Administrator. If the Reorganization is approved, and the Acquisition takes place, SGAM Corp., under a new name, would continue to serve as the investment adviser to each of the Funds.

        At the Special Meeting, you will be asked to approve the Reorganization for each Fund in which you are a Shareholder, the details of which are described in the attached Proxy Statement. By approving the Reorganization, you would also be approving a series of related matters, including: (1) a new investment management agreement (as well as an interim investment management agreement) between the Funds and SGAM Corp., the approval of which is required under federal securities laws in light of Liberty's acquisition of SGAM Corp.; (2) with respect to current Class A shareholders of the Funds, a Rule 12b-1 Plan under which the Class A shares of the Funds could be assessed an annual fee of up to 0.35% of average net assets for distribution related activities (as opposed to a maximum charge of 0.25% of average net assets under the existing plan of distribution), although that fee would be voluntarily reduced to 0.25% of average net assets for a period of at least two years; and (3) the conversion of the Funds from operating as part of a corporation organized under the laws of Maryland to operating as a part of a business trust organized under the laws of Massachusetts.

        AS YOU  REVIEW  THESE  MATERIALS,  PLEASE  KEEP  IN  MIND  THAT,  IF THE
REORGANIZATION IS APPROVED, YOUR FUND'S INVESTMENT OBJECTIVE AND INVESTMENT PROGRAM WILL REMAIN THE SAME AND SGAM CORP. WILL CONTINUE TO MANAGE THE ASSETS OF THE FUND. IN ADDITION, FOR A PERIOD OF AT LEAST TWO YEARS FOLLOWING THE REORGANIZATION, YOUR FUND WILL NOT EXPERIENCE AN INCREASE IN ITS EXPENSE RATIO BEYOND THE ANNUALIZED LEVEL FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 1998.

        The Board of Directors of the Company recommends that you vote in favor of the Reorganization.

Respectfully,


Jean-Marie Eveillard
President

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO SUBMIT YOUR VOTE ON THE PROPOSAL BY TELEPHONE, FACSIMILE, OR OVER THE INTERNET
(www.proxyvote.com). TO VOTE BY TELEPHONE, PLEASE CALL (800) 690-6903. YOUR PROXY MAY BE SENT BY FACSIMILE BY DIALING (________________) BETWEEN THE HOURS OF 9:00 A.M. AND 5:00 P.M. EASTERN TIME. IT IS IMPORTANT TO VOTE WHETHER YOU OWN FEW OR MANY SHARES.

                                SOGEN FUNDS, INC.

                    Notice of Special Meeting of Shareholders

To the Shareholders of
SoGen International Fund,
SoGen Overseas Fund and
SoGen Gold Fund

        Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of SoGen International Fund, SoGen Overseas Fund, and SoGen Gold Fund (each a "Fund" and collectively, the "Funds"), each a series of SoGen Funds, Inc. (the "Company"), is to be held at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Funds, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Friday, December 18, 1998, at 3:00 p.m., Eastern time, for the following purposes:

        (1) To approve an Agreement and Plan of Reorganization ("Reorganization") for each Fund. Under the Reorganization, (i) all of the assets and liabilities of each Fund would be transferred to a new series of Colonial Trust II, a Massachusetts business trust (the "Colonial Trust"); (ii) shareholders of each Fund would receive an equal number of shares of a comparable class of the corresponding series of the Colonial Trust in exchange for their shares of the Fund; and (iii) each Fund would then be liquidated and dissolved.

        (2) To transact any other business that may properly be presented at the Special Meeting or any adjournment or postponement of the Special Meeting.

        The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        Holders of record of shares of common stock of each Fund at the close of business on [October 30], 1998 are entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

        In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to the Company or any Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which have been voted in favor of the proposal and will vote against any such adjournment those proxies which have been voted against the proposal.

                                     By Order of the Board of Directors,
                                     Philip J. Bafundo
                                     Secretary
November [   ], 1998


--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. You may also submit your vote on the proposal by telephone, facsimile, or over the Internet (www.proxyvote.com). To vote via telephone, please call (800) 690-6903.

Your proxy may be sent by facsimile by dialing (________________) between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                SOGEN FUNDS, INC.


                           1221 Avenue of the Americas
                            New York, New York 10020



                                 PROXY STATEMENT

                 ----------------------------------------------

General

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SoGen Funds, Inc. (the "Company"), on behalf of SoGen International Fund, SoGen Overseas Fund, and SoGen Gold Fund (each a "Fund" and collectively, the "Funds"), for use at a Special Meeting of Shareholders, to be held at the offices of Societe Generale Asset Management Corp. ("SGAM Corp."), the investment adviser for the Funds, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Friday, December 18, 1998 at 3:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (the "Special Meeting"). (In the descriptions of the proposals below, the word "fund" is sometimes used to mean an investment company or a series thereof in general, and not the Funds whose proxy statement this is.)

        This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about November [ ], 1998 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Company at its principal executive offices at 1221 Avenue of the Americas, New York, New York 10020), [facsimile, telephone, via the Internet,] or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, FOR the reorganization as described in the Proxy Statement.

        The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares of the Funds entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting with respect to one or more of the Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal. If no shareholder entitled to vote is present in person or by proxy, any officer present to preside or act at the Special Meeting as Secretary may also adjourn the meeting For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

        Abstentions will have the effect of a "no" vote on Proposal 1, which requires the vote of a majority of each Fund's outstanding voting securities.

        The following table summarizes the voting requirements for Proposal 1:


                                       Shareholders Entitled to Vote               Vote Required for Approval
Proposal 1                             Shareholders of each Fund vote              The vote of a majority of each
(Approval of Agreement and Plan        separately                                  Fund's outstanding voting
of Reorganization)                                                                 securities.


        Holders of record of the shares of common stock of each Fund at the close of business on [October 30], 1998 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of [October 30], 1998.

                              Number of Shares Outstanding
Name of Fund                  as of [October 30], 1998 (Record Date)
------------                  --------------------------------------


                              Class A Shares          Class I Shares
SoGen International Fund
SoGen Overseas Fund
SoGen Gold Fund                                          --------



        [As of [October 30], 1998, the Directors and officers of the Company as a group owned less than 1% of the shares of the Company. The Company knows of no person who beneficially owns more than 5% of the capital stock of the Company.]

        The information contained in this Proxy Statement relating to Liberty Financial Companies, Inc. ("Liberty") and Colonial Management Associates, Inc. ("Colonial Management") has been provided by them.

        The Company provides periodic reports of a Fund to all shareholders of that Fund which highlight relevant information including investment results and a review of portfolio changes. You may receive a copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, if any, without charge, by calling 800-___-[___] or writing the Fund, at 1221 Avenue of the Americas, New York, New York 10020.

                        PROPOSAL 1: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION

I.      Introduction

        Societe Generale Asset Management, S.A., ("SGAM S.A."), the holder of all the outstanding shares of Class A common stock of SGAM Corp., a Delaware corporation and the investment adviser for the Funds, Jean-Marie Eveillard ("Eveillard"), the president and a director of SGAM Corp. and holder of all of the outstanding shares of Class B common stock of SGAM Corp. (SGAM S.A. and Eveillard are sometimes referred to collectively as the "Sellers") and Liberty have entered into a stock purchase agreement (the "Purchase Agreement") dated August 13, 1998, providing for a sale of all of the outstanding shares of SGAM Corp. to Liberty (the "Acquisition"). For purposes of this Proxy Statement, following the Acquisition, SGAM Corp. shall be referred to as "Successor SGAM Corp."

        The Purchase Agreement contemplates that the Company would enter into an Agreement and Plan of Reorganization (the "Plan") on behalf of each Fund, under which each Fund would be reorganized into a newly-created series (each, a "Successor Fund" and collectively, the "Successor Funds") of Colonial Trust II (the "Colonial Trust"), a Massachusetts business trust currently consisting of six separate investment portfolios, that will have the same investment objective and substantially similar policies as the corresponding Fund (the "Reorganization"). The Purchase Agreement also contemplates that SGAM Corp. will continue to serve as the investment adviser to each Fund. The Reorganization requires approval by each Fund's shareholders.

        After the Reorganization, Colonial Management, an indirect subsidiary of Liberty, would provide the administrative services for each Fund pursuant to an administration agreement. In addition, the Funds would enter into new agreements with affiliates of Colonial Management for the provision of distribution, transfer agency and other services, and would change its legal counsel to those of the Colonial Trust.

        At a special meeting of the Board of the Company held on October 19, 1998 the Board, acting on behalf of each Fund, including a majority of the disinterested Directors (as defined below), approved the Reorganization and determined to recommend to the shareholders of each Fund that they approve a Plan for each Fund.

        This Proxy Statement seeks the approval or disapproval of the Reorganization by the shareholders of each Fund. Such approval is a condition to Liberty's obligation under the Purchase Agreement to purchase the outstanding shares of SGAM Corp. In the event that shareholder approval of a Fund's Reorganization is not obtained, Liberty may, at its option, elect either to (i) terminate the Purchase Agreement and not purchase the shares of SGAM Corp., in which case the existing investment management agreements and distribution plans for all the Funds would remain in effect and the current directors of the Company would continue to serve until further notice, or (ii) complete the purchase of the stock of SGAM Corp. and seek exemptive relief from the Securities and Exchange Commission (the "SEC") in order to permit SGAM Corp. to continue to serve as that Fund's investment adviser under a new investment management agreement, the terms of which would be substantially the same as the terms of the current advisory agreement, for a period of time while such Fund continues to solicit proxies, in which case the new investment management agreement with Successor SGAM Corp. for that Fund would take effect and the current directors of the Company would continue to serve until such shareholder approval is obtained and the Reorganization of that Fund is completed. There can be no assurance that any exemptive relief would be granted by the SEC. Regardless of the option chosen by Liberty, or, if the Reorganization is not approved by the shareholders, the Board will take such action with respect to the future management of the Funds as it deems to be in the best interest of each Fund and its shareholders.

II.     Board of Directors Recommendation

        On October 19, 1998, the Board of Directors of the Company, including a majority of the Directors who are not parties to such agreement or "interested persons" (as defined under the Investment Company Act of 1940 (the "1940 Act")) of any such party (the "disinterested Directors"), voted to approve the Plan for each Fund and to recommend approval of each Plan to the shareholders. One of the disinterested Directors abstained from this vote.

        For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

        The Board of Directors of the Company recommends that the shareholders vote in favor of the approval of the Plan for each Fund.

III.    Board of Directors Evaluation

        Prior to its scheduled meeting held on April 24, 1998, the Board of Directors of the Company was informed that SGAM S.A. had determined to seek a buyer for SGAM Corp. At the April 24, 1998 meeting, the disinterested Directors reviewed the scope of their responsibilities should a sale by SGAM Corp. be officially proposed by SGAM S.A., and discussed the advisability of retaining separate independent counsel to advise them in the event SGAM S.A. was successful in finding a buyer for SGAM Corp. The Board noted that although the prospect of a sale did not alter their responsibilities with respect to matters brought to their attention during the meeting (including the continuation of the investment management agreement with SGAM Corp.), it did raise the issue of whether SGAM Corp.'s operations might be disrupted as a result of staff uncertainty. Representatives of SGAM Corp. who were present at that meeting responded that they had been informed of SGAM S.A.'s decision and that based on conversations with the senior personnel, management expected SGAM Corp.'s team of portfolio managers and senior administrative personnel to remain on the job throughout the process.

        The disinterested Directors retained independent counsel who requested certain information for the Board to review in connection with any proposed transaction, including, with respect to any potential acquiring entity, (i) a history of its compliance with applicable regulations, (ii) its performance record (including the background of its investment personnel and the resources available to support them), (iii) detailed financial statements, (iv) any plans it may have to change the way any Fund is managed or distributed, and (v) the consideration being paid.

        On August 13, 1998, following the signing of the Purchase Agreement, representatives of SGAM Corp. and Liberty met with the Company's Board of Directors to discuss the Reorganization. At the meeting, the overall terms of the proposed Reorganization, as well as the perceived benefits for SGAM Corp. and for its investment advisory clients, were described. In addition, the background and capabilities of Liberty and its affiliates were enumerated. The Board was presented with the opportunity to ask questions of representatives of both SGAM Corp. and Liberty. On or about September 7, 1998, the disinterested Directors were supplied with information in response to the request of their independent counsel.

        At a subsequent meeting of the Company's Board of Directors held on September 17, 1998, the Board considered in depth the Reorganization and Plan relating to each Fund, and requested a report on the management resources that would be available to the Funds after the Acquisition and satisfaction of certain other outstanding issues. At that meeting, the Board discussed the materials presented by Liberty and raised a number of issues relating to the terms of the Reorganization and each Plan, as well as to the terms of the Acquisition of SGAM Corp. Representatives of SGAM Corp. and Liberty were present at the meeting to respond to the Board's inquiries. Among other things, the Board requested elaboration on
(i) the level of fees to which each Fund would be subject following the Reorganization, (ii) the level of management services that Liberty would provide to each Fund following the Reorganization, and (iii) Liberty's financial ability both to pay the purchase price of the Acquisition given current market conditions and to continue to devote adequate resources to the Funds.

        Liberty agreed that, for a period of two years after the new investment management agreements become effective, Liberty and its affiliates would waive or reimburse all fees and expenses relating to each Fund to the extent that those fees or expenses would cause the expense ratio of a Fund to exceed the annualized expense ratio of that Fund for the six month period ended September 30, 1998. After further discussion, the Board and Liberty agreed that the expense cap would remain in place for a minimum of two years, but that it would be extended if, during those two years, in connection with any other acquisition, Liberty agreed to a similar expense cap for a period of more than two years. Under those circumstances, Liberty has agreed to extend the Funds' expense caps by the amount of time that any such similar expense cap exceeds two years so that the Funds will get the benefit of the caps for that longer period of time.

        The Board sought assurances from Liberty that there would be no diminution in the level of services provided to each Fund after the Reorganization. Liberty responded that the level of services provided to the Funds after the Reorganization would not be diminished and, as evidence of such, noted that (i) each of Jean-Marie Eveillard, Charles de Vaulx, and Elizabeth Tobin, who hold senior positions in the management of each Fund, either had entered into a long-term employment contract with SGAM Corp. or had indicated an intention to do so, (ii) there would be substantial continuity of employment of the other persons on the current portfolio management team of each Fund, and
(iii) in managing each Fund, SGAM Corp. will have access to the considerable resources of Liberty and its affiliates.

        Finally, the Board inquired into Liberty's ability to pay for the purchase of SGAM Corp. in light of then current market conditions. In response, Liberty reviewed with the Board its financial resources. Liberty assured the Board that it was in sound financial health and that it had the ability to pay the purchase price of the Acquisition and to continue to devote adequate resources to the management of the Funds.

        In addition to these areas of inquiry, the Board reviewed the terms of the proposed investment advisory and other service agreements relating to each Fund. After discussion, the Board concluded that the services to be provided under the proposed new agreements in the aggregate were not materially different than those required to be provided under the current agreements.

        At additional meetings held in late September and October, the Board met to further review the Reorganization. At these meetings, Liberty and SGAM Corp. provided to the Board additional information relating to the issues raised at the September 17 meeting. The Board considered the additional information and was given the opportunity to ask questions to representatives of Liberty and SGAM Corp.

        The Board approved the Reorganization at a meeting held on October 19, 1998. In addition to the matters described above, the Board also considered the following factors in approving the proposed Reorganization and the Plan for each Fund. First, the Reorganization does not contemplate any changes in the manner in which each Fund's investments are managed. Accordingly, it is not expected that the primary investment personnel responsible for providing the day-to-day investment management on behalf of the Funds will change as a result of the Reorganization.

        Second, the Board considered the ability under the Reorganization for Class A shareholders to have exchange privileges that would permit an investment in a Fund to be exchanged, without initial or deferred sales charges, into Class A shares of 38 of the other open-end funds that are part of the Colonial Management family of mutual funds and that have a variety of investment objectives and policies. The Board considered the enhanced exchange privileges available as a result of the Reorganization to be a benefit to the shareholders of each Fund.

        Third, Colonial Management's wholesaling, marketing, and distribution system is more extensive than that of SGAM Corp. While growth of a fund does not always result in economies of scale or other benefits to shareholders, sales of fund shares on a continuous basis can result in a positive cash flow, or a reduction of net outflow, of investor dollars into the fund, enabling the fund to meet expenses and pay redemptions without the need to sell its investments at what may be inappropriate times. Shares of the reorganized Funds will be marketed alongside the other Colonial Management funds through more than 25,000 investment executives associated with broker-dealers with whom the distributor for the Colonial Management funds has selling agreements and approximately 300 investment executives employed by Liberty Securities Corporation, a subsidiary of Liberty that sells mutual funds, variable annuities, and other investment products primarily through offices located in banks and other financial institutions.

        Fourth, the Board considered that the Acquisition of SGAM Corp. by Liberty will enable Eveillard to devote more of his attention to managing the assets of SGAM Corp.'s clients, including the Funds. The Board believes that this focus of attention should benefit each Fund and its shareholders.

        Finally, because each Fund shareholder will receive shares of the corresponding Successor Fund having an equal aggregate net asset value to their Fund shares and will not directly or indirectly bear any costs of the Reorganization, the Board determined that the shareholders will not suffer any dilution as a result of the Reorganization.

        In reviewing the terms of each Plan, the disinterested Directors of the Company were advised and represented by independent counsel.

        The Board believes that the proposed arrangements are in the best interests of the shareholders of the Funds and recommends that the shareholders of each Fund vote "FOR" the Reorganization.

IV.     The Acquisition

        A.   Background

        SGAM S.A. and Eveillard began discussions in mid-1998 regarding the sale of SGAM Corp. to Liberty or one of its affiliates. SGAM S.A.'s principal goal in considering the possible sale of SGAM Corp. was to focus its resources on global institutional asset management services. Discussions culminated in the execution of the Purchase Agreement on August 13, 1998.

        Liberty is a publicly traded, diversified asset management organization headquartered in Boston, Massachusetts. Through its affiliates, it provides fixed, indexed and variable annuities, mutual funds, private wealth management and institutional money management services. At the end of its last fiscal year, Liberty and its affiliates had assets under management in excess of $51 billion. Affiliates of Liberty, including Colonial Management, Stein Roe & Farnham Incorporated, Newport Pacific Management, Inc., and Crabbe Huson, act as investment advisers to more than 90 mutual funds.

        SGAM S.A. and Liberty believe that the proposed transaction will result in an allocation of resources that should benefit the shareholders of the Funds. Liberty, through Colonial Management and its subsidiaries, has the size and resources to provide efficient administration, shareholder servicing and legal support to mutual funds, and effective promotion and sales of mutual fund shares. Liberty believes that, by utilizing Colonial Management's management, distribution, compliance and legal resources, it can enhance the quality of shareholder services, introduce operational efficiencies and create an opportunity to achieve economies of scale.

        Current shareholders of the Funds will be provided with expanded investment options and, after the Reorganization, will be allowed to exchange their shares in the Funds for shares of 38 of the other mutual funds managed by Liberty affiliates at net asset value without payment of a sales charge. The parties to the Purchase Agreement believe that the management and distribution strength of Liberty and its affiliates will allow SGAM Corp. to concentrate its efforts and resources on portfolio management for the Funds, which it will continue to perform following the Acquisition.

        B.   Summary of the Purchase Agreement

        The Purchase Agreement provides that, upon the closing of the Acquisition, SGAM S.A. will transfer to Liberty all of the outstanding shares of SGAM Corp. At the closing, SGAM S.A. will also provide Liberty with all stock certificates, stock books, stock transfer ledgers, minute books and corporate seals of SGAM Corp., together with the resignations of those directors and officers of SGAM Corp. specified by Liberty. In return, Liberty will pay SGAM S.A. a purchase price of $170 million. Under the Purchase Agreement, Eveillard will receive $35 million in exchange for his holdings in SGAM Corp. (20% of which is to be paid in shares of Liberty common stock). He will also be eligible to receive an additional amount up to a maximum of $11 million (20% of which is to be payable in shares of Liberty common stock) over six years if SGAM Corp.'s earnings before interest, taxes, depreciation, and amortization ("EBITDA") during that period exceed certain levels. The amounts payable to SGAM S.A. and Eveillard are subject to adjustment in the event of certain changes in SGAM Corp.'s annualized advisory fee revenues between August 10, 1998 and the closing. As of October [ ], 1998, such annualized advisory fee revenues may have decreased sufficiently to cause the amounts payable under the Purchase Agreement to be readjusted to lower figures.

Liberty has also agreed in the Purchase Agreement to cause SGAM Corp. to adopt an incentive compensation plan providing for bonuses to SGAM Corp. employees other than Eveillard of up to a maximum of $25 million over five years based on SGAM Corp.'s EBITDA over that period. Eveillard has signed a four year employment contract with SGAM Corp. and Charles de Vaulx and Elizabeth Tobin have indicated an intention to sign five year employment contracts with SGAM Corp., all effective on the closing date of the Acquisition.

        The Purchase Agreement prohibits Liberty or any of its affiliates from using "SoGen" and certain derivations of "SoGen" in the name of any of the Funds. Liberty has agreed to use its best efforts to cause each of the Funds to change its name before the first anniversary of the closing date of the Acquisition. Following such name change and for a period of one year thereafter, the Funds will be permitted to disclose their prior name in their prospectuses and advertising material.

        The closing of the Acquisition is presently scheduled for December 31, 1998 subject to satisfaction of conditions to closing. The Purchase Agreement may be terminated at any time prior to the closing by the mutual written consent of the parties, or by any party if the closing has not occurred on or before March 31, 1999.

        Liberty has agreed to bear the costs to the Funds of the Reorganization, including, but not limited to, the cost of preparing, printing and mailing the proxy materials for the meeting of the shareholders of the Funds.

        C.   Compliance with Section 15(f) of the1940 Act

        Section 15(f) of the 1940 Act provides that an investment adviser to a registered investment company may receive any amount or benefit in connection with a sale of an interest in such adviser which results in an assignment of an investment management agreement if two conditions are satisfied. The first condition is that, for a period of three years after such assignment, at least 75% of the board of directors of the investment company must not be "interested persons" (as defined in the 1940 Act) of the new investment adviser or its predecessor. The second condition is that no "unfair burden" may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or undertakings applicable thereto. An "unfair burden" on an investment company exists if, during the two-year period after any such transaction occurs, the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation from any person in connection with the purchase or sale of securities or other property from or on behalf of the investment company, or from the investment company or its shareholders, other than for bona fide underwriting, investment advisory or other services.

        Liberty has agreed to use reasonable efforts to assure that both conditions of Section 15(f) will be satisfied. The current Board of Trustees of the Colonial Trust consists of nine individuals, none of whom are "interested persons" of Successor SoGen Corp. The Board of Trustees of the Colonial Trust has nominated four additional persons to the Board of Trustees, subject to the approval of the existing shareholders of the Colonial Trust, one of whom is an interested person of Liberty, an affiliate of Successor SoGen Corp. In addition, Liberty has agreed that, for a period of a minimum of two years after the new investment management agreements become effective, Liberty and its affiliates will waive or reimburse fees and expenses relating to each Fund to the extent that those fees or expenses would cause the expense ratio of a Fund to exceed the annualized expense ratio of that Fund for the six month period ended September 30, 1998.

V.      The Reorganization

        As mentioned above, the Acquisition contemplates that each Fund will enter into a Plan (attached as Exhibit A). It is anticipated that the procedure for the Reorganization under the Plan will be as follows:

          Each Fund will transfer all of its assets, including but not limited to its portfolio securities, to the corresponding Successor Fund, a newly-created series of the Colonial Trust.

          The Colonial Trust, in exchange for those Funds' assets, will assume all the liabilities and obligations of those Funds, including liability arising out of indemnification and related payment or reimbursement of expenses obligations pursuant to the bylaws or charter of the Company.

          The Colonial Trust will issue to each Fund (a) a number of full and fractional Class A shares of beneficial interest in the corresponding series of the Colonial Trust equal to the number of Class A shares of that Fund then outstanding, and (b) a number of full and fractional Class Z shares of beneficial interest, where applicable, in the corresponding series of the Colonial Trust equal to the number of shares of Class I shares of that Fund then outstanding.

          Each Fund will distribute to its Class A shareholders a number of full and fractional Class A shares of the corresponding series of the Colonial Trust equal to the number of full and fractional Fund shares held by that shareholder.

          Each of SoGen International Fund and SoGen Overseas Fund will distribute to its Class I shareholders a number of full and fractional Class Z shares of the corresponding series of the Colonial Trust equal to the number of full and fractional Fund shares held by that shareholder.

          After the Reorganizations are complete, the Company will dissolve and liquidate.


        Upon consummation of the Reorganization, an open account will be established on the records of the Colonial Trust in the name of each shareholder of the Funds representing the number of Class A shares or Class Z shares, respectively, of the Successor Fund that the shareholder owns. Shares of the Colonial Trust will be held in book-entry form on the books of the Colonial Trust's transfer agent; certificates representing shares of the Colonial Trust will not be physically issued.

        As promptly as practicable after the consummation of the Reorganization, each Fund will be terminated pursuant to the laws of the State of Maryland.
After the closing date, the Funds will not conduct any business except in connection with their liquidation and dissolution.

        The Funds have been advised by Liberty that, following the Reorganization of each Fund, the Colonial Trust will offer shares of all of the reorganized Funds to new investors. New investors in the Funds, as well as shareholders of the Funds who wish to purchase additional shares, will have the choice of four classes of shares, as follows:

          CLASS A SHARES will be offered at net asset value plus an initial sales charge of up to 5.75% of the offering price. Purchases of $1 million or more will not be subject to an initial sales charge, but will be subject to a 1% contingent deferred sales charge on redemptions within 18 months. Class A shares will be subject to a distribution fee of 0.35% per annum of average net assets.

          CLASS B SHARES will be offered at net asset value, without an initial sales charge, subject to a distribution fee of 0.75% per annum of average net assets for eight years (at which time the shares will convert automatically to Class A shares), a service fee of 0.25% per annum of average net assets, and a contingent deferred sales charge if redeemed within six years after purchase. The amount of the contingent deferred sales charge of the redemption price is 5% if the shares are redeemed in the first year after their purchase and declines to zero after the sixth year.

          CLASS C SHARES will be offered at net asset value, without an initial sales charge, subject to a distribution fee of 0.75% per annum of average net assets, a service fee of 0.25% per annum of average net assets, and a 1% contingent deferred sales charge if redeemed within one year of purchase.

          CLASS Z SHARES of the Successor Funds will be offered to new investors at net asset value, without an initial sales charge or a service or distribution fee. The minimum investment in Class Z shares will be $5,000,000.

        The Class A shares that will be issued to the shareholders of the Funds pursuant to the Reorganization will be subject to an asset-based service and distribution fee of up to 0.35% (that would be voluntarily waived to 0.25% for a period of at least two years) per annum, but shares issued to such shareholders will not be subject to any sales charge, either upon issuance or on redemption. Dividends and distributions payable on Class A shares to those shareholders of the Funds who elect to have such dividends and distributions reinvested would be reinvested without sales charge in additional Class A shares. Shareholders of each Fund will be permitted, so long as they were Class A shareholders on the date of the Reorganization and remain Class A shareholders of the Successor Funds, to exchange their Class A shares for Class A shares issued by any of 38 of the other Colonial Management funds. They will not be permitted to exchange their Class A shares for other classes of shares of those funds or for other classes of shares in other funds managed by Liberty affiliates.

        The Class Z shares of the Successor Funds that will be issued to Class I shareholders of SoGen International Fund and SoGen Overseas Fund will not be subject to any asset-based service or distribution fee and will not be subject to any sales charge, either upon issuance or on redemption. Dividends and distributions payable on Class Z shares to those shareholders of the Funds who elect to have such dividends and distributions reinvested would be reinvested without sales charge in additional Class Z shares. Shareholders of SoGen International Fund and SoGen Overseas Fund will be permitted, so long as they were Class I shareholders on the date of the Reorganization and remain Class Z shareholders of the Successor Funds, to exchange their Class

Z shares for Class Z shares issued by any of the other Colonial Management funds that issue Class Z shares. They will not be permitted to exchange their Class Z shares for other classes of shares of those funds or for other classes of shares in other funds managed by Liberty affiliates.

        If the Plans are approved by shareholders, it is expected that the Reorganization will be made effective at [time], Eastern time, on or about [_______], 1999 or at such later time and date as the parties may mutually agree (the "Closing Date"). At any time before the Reorganization is effective, the Colonial Trust and any of the Funds may agree to terminate the Plan to which they are a party, and, if any Plan has not been made effective by [March 31, 1999], that Plan will automatically terminate on that date unless a later date is agreed to by both the Colonial Trust and such Fund.

        If any Plan is not approved by the shareholders of a Fund, the Board will use its best efforts to make new advisory arrangements with SGAM Corp., its successor, or with another investment adviser for the Fund that is party to such Plan. In the event that the Board is not able to retain an investment adviser on terms which are in the best interests of the shareholders, the Board will liquidate the Fund.

VI.     Actions Related to the Reorganization

        As set forth below, if approved by shareholders, the Reorganization will result in several other changes concerning the structure and operations of the Funds as Successor Funds. Because of the manner in which the transfer of assets from the Funds to the Successor Funds will take place under the Reorganization, you are not being asked to approve directly or adopt these additional matters. Specifically, after shareholder approval of the Reorganization but prior to the issuance of the Class A and, where applicable, Class Z shares of the Successor Funds to the shareholders of the corresponding Funds, one Class A share of each Successor Fund and one Class Z share of the Successor Funds corresponding to the SoGen International Fund and the SoGen Overseas Fund will be issued to the corresponding Fund. As the then-sole Class A or Class Z shareholder of the Successor Funds, the corresponding Fund will approve or adopt the following matters on behalf of each Successor Fund:

          Approval of the new investment management agreement between the Successor Fund and Successor SGAM Corp. (see APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT below);

          Adoption of a new plan of distribution for Class A shareholders of the Successor Funds (see ADOPTION OF PLAN OF DISTRIBUTION below);

          Conversion of your fund from operating as part of a Maryland corporation to operating as part of a Massachusetts business trust (see CONVERSION TO MASSACHUSETTS BUSINESS TRUST below);

        In addition, in voting on the Reorganization, you should be aware that certain of the fundamental policies of the Funds will become non-fundamental policies as a result of the Reorganization (see, "Change In Fundamental Investment Policies" below).

        Finally, approval of the Reorganization with respect to each Fund will also include approval of an interim investment management agreement between that Fund and Successor SGAM Corp. This agreement, which is substantially identical to the
Fund's current investment management agreement with SGAM Corp., will cover the period, if any, between the consummation of the Acquisition and the closing of the Reorganization (see, "Approval Of The Interim Investment Management Agreement" below).

        A.   Approval of the New Investment Management Agreement

        1.   Why Approval of a New Investment Management Agreement is Necessary

        After the Acquisition, Successor SGAM Corp. will serve as the investment adviser to the Funds. Accordingly, you will receive the same level of investment advisory services that you have come to expect.

        Consummation of the Acquisition would constitute an "assignment" (as that term is defined in the 1940 Act, which governs activities of mutual funds) of the Company's current investment management agreements with SGAM Corp. (the "Current Investment Management Agreements"). As required by the 1940 Act, the Current Investment Management Agreements provide for their automatic termination in the event of an assignment.

        Liberty, SGAM Corp., and the Board have determined that it is in the best interests of each Fund and its shareholders to reorganize the Funds into new separate series of the Trust. After the Reorganization, Successor SGAM Corp. would serve as investment adviser to each Successor Fund under a new investment management agreement.

        By voting in favor of the Plans, shareholders of the Funds will be authorizing each Fund, as sole shareholder of the corresponding series of the Colonial Trust prior to the Reorganization, to vote such shares of the corresponding Successor Fund in favor of approval of a new investment management agreement with Successor SGAM Corp. (the "New Investment Management Agreement") to take effect with the closing of the Reorganization.

        As noted above, in determining that the investment advisory services that will be provided under the New Investment Management Agreement will not be materially different from the services presently provided to each Fund by SGAM Corp. (except that, as described below, certain services currently provided by SGAM Corp. and included in the annual management fee will be covered by a separate administrative services agreement subject to a separate annual fee, which fee will be waived for a period of two years following the Reorganization), the Board has reviewed the New Investment Management Agreement. Although the Board has not been asked to approve the New Investment Management Agreement as a part of their approval of the Reorganization, the Trustees of the Colonial Trust have, at a meeting held on October 23, 1998, approved the New Investment Management Agreement with respect to each Successor Fund.

        The form of New Investment Management Agreement to be effective with the closing of the Reorganization for each Successor Fund is attached as Exhibit B.

        2. Comparison of the Current Investment Management Agreements and the New Investment Management Agreement

        Although the New Investment Management Agreement for each Fund is different in form and shorter than the Current Investment Management Agreements between the Company, on behalf of each Fund, and SGAM Corp., they are substantially the same in effect, except with respect to administrative services which, as described below, would be provided to each Fund under a separate agreement.

               a.   Provision of Investment Advisory Services

        The Current Investment Management Agreements require that SGAM Corp. provide the Company with investment research, advice, and supervision and furnish continuously an investment program that is consistent with each Fund's investment objective, policies and restrictions as described in the Company's prospectus and statement of additional information. Under this agreement, SGAM Corp. determines the securities that should be purchased and sold for each Fund and the percentage of the assets of each Fund that will remain uninvested.

        Successor SGAM Corp.'s advisory duties under each New Investment Management Agreement will be substantially the same as they are presently with respect to the provision of investment advisory services. For instance, under the New Investment Management Agreement, Successor SGAM Corp. will manage the investment assets of the Successor Funds in accordance with the Successor Fund's prospectus and statement of additional information ("Successor Fund's Registration Statement"). In this connection, Successor SGAM will be responsible for: (a) evaluating any pertinent economic, statistical, and financial information; (b) purchasing and selling securities and other investments for the Successor Funds, in accordance with the Successor Fund's Registration Statement; and (c) reporting the results to the Colonial Trust's Board of Trustees. As described below, administrative services are not provided under the New Investment Management Agreement.

               b.   Compensation of the Investment Adviser

        In  return  for its  services  rendered  under  the  Current  Investment
Management Agreements, SGAM Corp. is paid by SoGen International Fund at an annual rate of 1.00% of the Fund's average daily net assets of the first $25 million in assets and 0.75% of such amount for assets in excess of $25 million and by each other Fund at an annual rate of 0.75% of such Fund's average daily net assets. Payment under these agreements is made on a quarterly basis by SoGen International Fund and on a monthly basis by SoGen Overseas Fund and SoGen Gold Fund.

        Under the New Investment Management Agreement, each Successor Fund will pay Successor SGAM Corp. at the same annual rate as is in effect under the Current Investment Management Agreements. Accordingly, shareholders will not experience an increase or a decrease in fees for investment advisory services as a result of the Reorganization. However, as described below, each Successor Fund will enter into to an administration agreement with Colonial Management in addition to the New Investment Management Agreement and will be responsible for paying a separate fee for administrative services. As described below, this administrative fee will be waived for a period of two years following the Reorganization. See Exhibit C for a comparison of the fees between each Fund and each Successor Fund.

               c.   Allocation of Charges and Expenses

        The Current Investment Management Agreements require that SGAM Corp. pay the compensation and expenses of all officers of the Company and the Company's rent and ordinary office expenses. SGAM Corp. also is required to provide investment advisory, research, and statistical facilities and all clerical services relating to research, statistical, and investment work. The New
Investment Management Agreement, together with the related administration agreement, contains equivalent provisions.

               d.   Liability of the Adviser

        Under the Current Investment Management Agreements, SGAM Corp. is not liable for any loss suffered by the Company in connection with the rendering of investment advisory services to the Funds, unless the loss resulted from willful misfeasance, bad faith or gross negligence by SGAM Corp. in the performance of its duties or from a reckless disregard by SGAM Corp. of its obligations and duties under the agreement. The New Investment Management Agreement contains a substantially similar provision.

               e.   Differences between the Agreements

        There are, however, differences between the two agreements reflecting matters such as the name, [organizational form], and address of the parties, the date and periods of the agreement. The initial term of the New Investment Management Agreement would be for two years following the closing of the Reorganization, and from year to year thereafter if renewed in accordance with
Section 15 of the 1940 Act. In addition, whereas the Current Investment Management Agreement provides for certain administrative services, the New Investment Management Agreement only provides for investment advisory services. Accordingly, each Successor Fund will also be party to an administration agreement with Colonial Management and will be responsible for paying certain fees under that agreement, as set forth in Exhibit C hereto. As described below, these separate administration fees will be waived for two years following the Reorganization.

        Colonial Management and Successor SGAM Corp. have agreed to waive collection of management, administration, transfer agency, and other fees payable by the Successor Funds during the two years following the approval of the New Investment Management Agreement so that the total operating expenses of each Successor Fund, as a percentage of net assets of such Successor Fund, do not exceed the total annualized operating expenses of the corresponding series of the Funds for the six month period ended September 30, 1998. Please see Exhibit C for a comparison of the Fund's total expenses and the proposed total expenses of the Successor Funds.

        B.     Adoption of Plan of Distribution

        The Funds currently maintain a 12b-1 Plan with respect to the Class A shares of each Fund ("Current 12b-1 Plan") under which each Fund pays a distribution-related fee on the first business day of each quarter at an annual rate not to exceed 0.25% of average daily net assets to SG Cowen Securities Corporation ("SGCS"), the principal underwriter of the Funds' shares. The

Current 12b-1 Plan is intended to compensate SGCS for expenses incurred in connection with the distribution of the Funds' shares.

        As a result of the Reorganization, each Fund will adopt a similar Rule 12b-1 Plan for the Class A shares ("New 12b-1 Plan"), except for the following differences. First, it is anticipated that the maximum amount to be paid under the New 12b-1 Plan from the value of Class A shares will be 0.35% (which has been voluntarily reduced to 0.25% for a period of at least two years) of average daily net assets. Thus, under the New 12b-1 Plan, there could be an increase of 0.10% in the amount that can be paid by Class A shares for distribution-related activities if the voluntary reduction were terminated. Second, the Current 12b-1 Plan provides that fees paid may be used only to reimburse SGCS for actual expenses incurred in providing distribution-related services. In contrast, the New 12b-1 Plan will provide that if the distribution fee exceeds actual distribution expenses, the difference may be retained by the distributor as additional compensation. Please see Exhibit C for a comparison of the fees and expenses of the Funds and the Successor Funds.

        As noted above, however, Colonial Management and Successor SGAM Corp. have agreed to waive certain fees for two years following the approval of the New Investment Management Agreement, so that the total operating expenses of the Successor Funds do not exceed the total operating expenses of the Funds for the six month period ended September 30, 1998.

        C.     Conversion to Massachusetts Business Trust

        If the Reorganization is approved, each Fund will become a separate series of the Colonial Trust and, as a result, will be converted from a series of a Maryland corporation to a series of a Massachusetts business trust. Below is a comparison of these two forms of organization, together with a summary of related sections of each entity's charter and bylaws. For the full text of the Company's Charter and the Colonial Trust's Declaration of Trust, reference is made to each entity's charter on file with the Securities and Exchange Commission.

        1.     Liability of Shareholders

        For Maryland corporations, the personal liability of individual shareholders is limited by statute. Under certain circumstances, shareholders of Massachusetts business trusts may be held personally liable as partners for the obligations of the trust. To protect its shareholders, the Colonial Trust's charter expressly disclaims the liability of its shareholders for acts or obligations of the Colonial Trust and provides for indemnification and reimbursement of expenses out of the Colonial Trust's property for any shareholder held personally liable for the obligations of the Colonial Trust. The charter also provides that the Colonial Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Colonial Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Colonial Trust itself was unable to meet its obligations.

        2.     Election of Board Members; Shareholder Meetings

        Neither Massachusetts business trust law nor Maryland corporate law requires investment companies to hold annual meetings of shareholders. The ability of shareholders to elect directors/trustees from time to time will not change as a result of the Reorganization.

        3.     Terms of Trustees

        The Colonial Trust's charter provides that, except in the event of death, resignation, or removal, each trustee elected by shareholders or by the trustees shall serve until the next meeting of shareholders called for the purpose of electing trustees. The Company's bylaws provide that each director shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal.

        4.     Removal of Trustees

        Under the Colonial Trust's charter, a trustee can be removed, with or without cause, (i) by a majority vote of the trustees then in office, or (ii) at any meeting called for that purpose, by a vote of the holders of two-thirds of the Colonial Trust's outstanding shares. Under the Company's bylaws, at any shareholder meeting at which a quorum is present, the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of directors is needed to remove a director from office, with or without cause.

        5.     Voting Rights of Shareholders

        The Colonial Trust's charter grants shareholders the power to vote only with respect to: (i) the election of trustees; (ii) the approval of any investment advisory contract; (iii) the termination of the Colonial Trust or any series thereof; (iv) any amendments to the charter; (v) whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Colonial Trust or a series thereof; or (vi) any matters relating to the Colonial Trust as may be required by law, the charter, the bylaws, or any registration of the Colonial Trust with the Securities and Exchange Commission or any state. The Company's charter does not specify instances under which shareholders have the right to vote, but, as a Maryland corporation that is a registered investment company pursuant to the 1940 Act, shareholders have the right to vote with respect to substantially the same items as is the case for the Colonial Trust.

        6.     Special Meetings of Shareholders

        The Company's bylaws provide that the Company's Secretary must call a shareholders' meeting (i) when one or more matters are required to be acted on by shareholders under the 1940 Act or the General Corporation Law of the State of Maryland, and (ii) at the request in writing of the Chairman of the Board, the President, a majority of the Board of Directors or of shareholders holding at least ten percent of the shares of stock of the Company outstanding and entitle to vote at a meeting.

        The Declaration of Trust of the Colonial Trust provides that shareholders' meetings of the Colonial Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the bylaws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Colonial

Trust or any series or class or upon any other matter deemed by the Trustees to be necessary or desirable. The charter also provides that shareholders are entitled to at least seven days' written notice of any meeting of shareholders. The bylaws of the Colonial Trust state that a meeting of the shareholders of the Colonial Trust or of any one or more series or classes of shares may be called at any time by the Trustees, by the president or, if the Trustees and the president fail to call any meeting of shareholder for a period of thirty days after written application of one or more shareholders who hold at least ten percent of all outstanding shares of the Colonial Trust, if shareholders of all series are required under the charter to vote in the aggregate and not by individual series at such meeting, or of any series or class, if shareholders of such series or class are entitled under the charter to vote by individual series or class at such meeting, then such shareholders may call such meeting. If the meeting is a meeting of the shareholders of one or more series or classes of shares, but not a meeting of all shareholders of the Colonial Trust, then only the shareholders of such one or more series or classes shall be entitled to notice of and to vote at the meeting.

        7.     Liability of Trustees and Officers; Indemnification

        The Company's charter provides that to the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Company will have any liability to the Company or its shareholders for damages. The charter further provides that the limitation on liability applies to events occurring at the time a person serves as a director or officer of the Company whether or not that person is a director or officer at the time of any proceeding in which liability is asserted. The charter for the Colonial Trust provides that the Trustees will not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Colonial Trust, nor will any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee. The charter further provides that a Trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Finally, the charter provides that every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Colonial Trust or the Trustees or any of them in connection with the Colonial Trust will be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees of the Colonial Trust executed or done by or on behalf of the Colonial Trust or the Trustees, and such Trustees or Trustee will not be personally liable thereon.

        The Company's charter provides that the Company will indemnify and advance expenses to its currently acting and its former directors to the full extent permitted by Maryland General Corporation Law. The charter further states that the Company will indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with the law. The bylaws for the Company provide that the Company will indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administration or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Company or is or was serving at the request of the Company as Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees, actually incurred by him in connection with such Proceeding and the amount of every such judgment, penalty, fine, settlement and reasonable expense so incurred by such person will be paid by the Company or, if paid by such person, will be paid by Company to the fullest extent permitted by law, subject to certain conditions and limitations.

        The Colonial Trust's charter provides that the Colonial Trust will indemnify each of its Trustees and officers (including persons who serve at the request of the Colonial Trust as directors, officers or trustees of another organization in which the Colonial Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that no Covered Person shall be indemnified against any liability to the Colonial Trust or its shareholders to which such Covered Person would other wise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's officer.

        With respect to each Successor Fund, the Colonial Trust has agreed to assume the Company's indemnification and related payment or reimbursement of expenses obligations pursuant to the Company's bylaws and charter for a period of five years after the Closing Date with respect to events occurring at any time up to and including the Closing Date, including events contemplated by the Plans, up to an amount equal to the assets of such Fund. Further, Liberty has agreed, at its sole expense, to extend the "directors and officers" insurance coverage to the disinterested Directors for a period of five years after the Closing Date.

        D.      Change in Fundamental Investment Policies

        The Funds have been advised by Liberty that following the Reorganization, each Successor Fund will continue to operate with substantially the same investment objectives as the corresponding Fund. However, only those policies of the Successor Funds that are required by the 1940 Act to be fundamental (i.e., changeable only with shareholder approval) will be designated as fundamental. All of the other policies of the Successor Funds will be classified as non-fundamental. Following the Reorganization, the non-fundamental policies of the Successor Funds and the investment objectives of the Successor Funds may be changed with the approval of the Trustees of the Trust, and with notice to the shareholders of the Successor Funds, but no shareholder approval will be required. The investment policies (fundamental and non-fundamental) of the Successor Funds are set forth in Exhibit E.

        E.     Approval of Interim Investment Management Agreement

        Finally, by voting in favor of the Reorganization, you will also be voting in favor of an interim investment management agreement between each Fund and Successor SGAM Corp. (the "Interim Investment Management Agreement"). As described above, the Acquisition will result in an "assignment" of each Fund's Current Investment Management Agreement with SGAM Corp., thus terminating those agreements as a matter of law. The Acquisition is scheduled to occur on

December [30] [31], 1998. In the event that the Reorganization is approved by the shareholders of a Fund, but is not completed on or before December [30] [31], 1998, the Fund would be without an investment management agreement from that date until the closing of the Reorganization. To cover this possibility, approval of the Reorganization would also include approval of an Interim Investment Management Agreement, the terms of which are substantially identical to those of the Current Investment Management Agreement with SGAM Corp., which are described above. This interim agreement would take effect only if the Reorganization is not finalized prior to the consummation of the Acquisition, and would remain in effect only until the earlier of the closing date of the Reorganization or March 31, 1999. At a meeting held on October 23, 1998, the Board of the Company approved the Interim Investment Management Agreement with respect to each Fund. The proposed Interim Investment Management Agreement is attached to this Proxy Statement as Exhibit F.

VII.     Tax Consequences

        In the opinion of [_____________], based on certain facts, assumptions, and representations of the parties, for Federal income tax purposes, the transaction contemplated by the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). While the Company is not aware of any state or local tax consequences of the proposed Reorganization, it has not made any investigation as to such consequences, and shareholders should consult their own tax advisors with respect to such matters.

VIII.    Required Vote

         Approval of the Proposal will require the vote of a majority of each Fund's outstanding voting securities. The Board recommends that the shareholders vote in favor of Proposal 1.


                             ADDITIONAL INFORMATION

General

        The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Liberty (and not the Company or the Funds), including any additional solicitation made by letter, telephone or telegraph. [In addition to solicitation by mail, certain officers and representatives of the Company, officers and employees of SGAM Corp. and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.]

        Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. The cost of this assistance is expected to be approximately $[ ] and, as stated above, will not be borne by the Funds or the Company.

        In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

        If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at (800) 794-6889. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

Proposals of Shareholders

        Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020, within a reasonable time before the solicitation of proxies for such meeting. Pursuant to its bylaws, the Company does not generally, and has no present intention to, hold annual meetings of shareholders. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting

        The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

Philip J. Bafundo
Secretary

                                    Exhibit A

                                     Form of
                      Agreement and Plan of Reorganization


                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION made this __ day of ________, 1998 by and between SoGen Funds, Inc. (the "SoGen Trust"), a Maryland corporation, on behalf of [name of SoGen fund,] a series of the SoGen Trust (the "SoGen Fund"), and Colonial Trust II (the "Colonial Trust"), a Massachusetts business trust, on behalf of [name of successor SoGen fund,] a series of the Colonial Trust (the "New SoGen Fund").

WHEREAS, the parties hereto intend to provide for the reorganization of the SoGen Fund through the acquisition by the New SoGen Fund of all of the assets, subject to all of the liabilities, of the SoGen Fund in exchange for shares of beneficial interest, without par value, of the New SoGen Fund (the "New SoGen Fund Shares"), the distribution to shareholders of the SoGen Fund of such New SoGen Fund Shares, and the liquidation of the SoGen Fund, all pursuant to the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Plan of Reorganization and Liquidation. (a) The SoGen Trust, on behalf of the SoGen Fund, shall assign, sell, convey, transfer and deliver to the New SoGen Fund at the closing provided for in Section 2 (hereinafter called the "Closing") all of the then existing assets of the SoGen Fund of every kind and nature. In consideration therefor, the Colonial Trust, on behalf of the New SoGen Fund, shall at the Closing (i) assume all of the SoGen Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, including any liability arising out of indemnification and related payment or reimbursement of expenses obligations pursuant to the By-Laws or Articles of Incorporation of the SoGen Trust (the "Obligations"), each as in effect on the date hereof (collectively, the "SoGen Charter") with respect to events occurring at any time up to and including the Closing Date (as defined in Section 2 hereof), including events contemplated by this Agreement and
      (ii) deliver to the SoGen Fund (A) a number of full and fractional Class A New SoGen Fund Shares (as described in Section 4(g) below) equal to the number of full and fractional Class A shares of the SoGen Fund ("Retail SoGen Fund Shares") then outstanding which are held by holders of Retail SoGen Fund Shares ("Retail SoGen Fund Shareholders"), and (B) a number of full and fractional Class Z New SoGen Fund Shares (as described in Section 4(g) below) equal to the number of full and fractional Class A shares of the SoGen Fund ("Institutional SoGen Fund Shares") then outstanding which are held by holders of Institutional SoGen Fund Shares ("Institutional SoGen Fund Shareholders") other than the Retail SoGen Fund Shareholders. The respective numbers of Retail SoGen Fund Shares and Institutional SoGen Fund Shares issued and outstanding and the respective numbers of Class A and Class Z New SoGen Fund Shares to be issued to the SoGen Fund shall be determined by the transfer agent of the SoGen Fund (the "Transfer Agent"), as of the close of business on the New York Stock Exchange on the Closing Date. The determination of the Transfer Agent shall be conclusive and binding on the SoGen Fund, the New

      SoGen Fund and their respective shareholders. Notwithstanding any other provisions hereof, the Obligations shall be binding for five years after the Closing Date upon the New SoGen Fund. In the event that the New SoGen Fund shall be reorganized or merged into another registered investment company at any time prior to the expiration of five years from the Closing Date, proper provision shall be made so that the successor registered investment company of the New SoGen Fund shall continue to honor the Obligations. Further, the Obligations shall not be terminated or modified in such a manner as to adversely affect any director to whom the Obligations apply without the consent of such affected director (it being expressly agreed that the directors to whom the Obligations apply shall be third party beneficiaries of this Section 1 with respect to the Obligations).

      (b) Upon consummation of the transactions described in paragraph (a) of this Section 1, the SoGen Trust, on behalf of the SoGen Fund, shall distribute, in complete liquidation of the SoGen Fund, (A) pro rata to the Retail SoGen Fund Shareholders of record as of the Closing Date the Class A New SoGen Fund Shares received by the SoGen Fund, and (B) pro rata to the Institutional SoGen Fund Shareholders of record as of the Closing Date the Class Z New SoGen Fund Shares received by the SoGen Fund. Such distribution shall be accomplished by the establishment, at the expense of the New SoGen Fund, (A) of an open account on the records of the New SoGen Fund in the name of each Retail SoGen Fund Shareholder representing a number of Class A New SoGen Fund Shares equal to the number of shares of the SoGen Fund owned of record by such shareholder at the Closing Date, and (B) of an open account on the records of the New SoGen Fund in the name of each Institutional SoGen Fund Shareholder representing a number of Class Z New SoGen Fund Shares equal to the number of shares of the SoGen Fund owned of record by such shareholder at the Closing Date. Certificates, if any, for shares of the SoGen Fund issued prior to the reorganization and held by Retail SoGen Fund Shareholders and Institutional SoGen Fund Shareholders shall represent the same number of outstanding Class A or Class Z New SoGen Fund Shares, respectively, following the reorganization. In the interest of economy and convenience, certificates representing the New SoGen Fund Shares will not be physically issued.

      (c) As promptly as practicable after the Closing Date, the SoGen Fund shall be terminated pursuant to the provisions of the laws of the State of Maryland, and, after the Closing Date, the SoGen Fund shall not conduct any business except in connection with its dissolution and liquidation.

2. Closing and Closing Date. The Closing shall occur at the offices of the Colonial Trust, One Financial Center, 12th floor, Boston, Massachusetts 02111 at 9:00 a.m. Boston time on _________ __, 199_ or such other date agreed to between the parties and after the required approval by the shareholders of the SoGen Fund specified in Section 4(c) hereof and the fulfillment (to the extent not waived) of the other conditions precedent set forth in Section 4, or at such later time and date as the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided.

3. Covenants. The Colonial Trust, on behalf of the New SoGen Fund, and the SoGen Trust, on behalf of the SoGen Fund, each hereby covenants and agrees with the other as follows:

3.1 The SoGen Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

3.2   In connection  with the SoGen Fund  shareholders'  meeting  referred to in
      Section 3.1, the SoGen Fund will prepare a proxy statement (the "Proxy Statement") for such meeting, to be distributed to the SoGen Fund shareholders pursuant hereto, all in compliance with the Securities Exchange Act of 1934 (the "1934 Act") and the Investment Company Act of 1940 (the "1940 Act").

3.3 The information to be furnished by the Colonial Trust and SoGen Trust for use in the Proxy Statement referred to in Section 3.2 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto.

4. Conditions Precedent. The obligation of the SoGen Trust and the Colonial Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) The SoGen Trust and the Colonial Trust shall have received an opinion of Ropes & Gray substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by the SoGen Fund upon the occurrence of each of the following events (a) the exchange of any of its assets solely for New SoGen Fund Shares and the assumption by the New SoGen Fund of any of the liabilities of the SoGen Fund and (b) upon the distribution to the SoGen Fund Shareholders of the New SoGen Fund Shares;
      (ii) the tax basis of all of the assets of the SoGen Fund received by the New SoGen Fund will be, in each instance, the same as the tax basis of such assets in the hands of the SoGen Fund immediately prior to the transfer; (iii) the New SoGen Fund's holding period in all of the assets acquired from the SoGen Fund will include, in each instance, the periods during which such assets were held by the SoGen Fund; (iv) no gain or loss will be recognized by the New SoGen Fund upon the receipt of any of the assets of the SoGen Fund solely in exchange for New SoGen Fund Shares and the assumption by the New SoGen Fund of any of the liabilities of the SoGen Fund; (v) no gain or loss will be recognized by the shareholders of the SoGen Fund upon the receipt of the New SoGen Fund Shares solely in exchange for their shares in the SoGen Fund as part of the transaction;
      (vi) the basis of the New SoGen Fund Shares received by the shareholders of the SoGen Fund will be, in each instance, the same as the basis of the shares of the SoGen Fund exchanged therefor; and (vii) the holding period of the New SoGen Fund Shares received by the shareholders of the SoGen Fund will include, in each instance, the holding period of the shares of the SoGen Fund exchanged therefor, provided that at the time of the exchange the shares of the SoGen Fund were held as capital assets; and as to such other matters as the SoGen Trust and the Colonial Trust may reasonably request;

      (b) This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been approved by the Board of Directors of the SoGen Trust and by the Board of Trustees of the Colonial Trust, and shall have been recommended for approval to the shareholders of the SoGen Fund by the Board of Directors of the SoGen Trust;

      (c) This Agreement and Plan of Reorganization and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of a majority of the outstanding shares of the SoGen Fund;

      (d) The Colonial Trust on behalf of the New SoGen Fund shall have entered into an Investment Management Agreement with [New SGAM Corp.], and such Agreement shall have been approved by the Board of Trustees of the Colonial Trust and, to the extent required by law, by the Board of Trustees of the Colonial Trust who are not "interested persons" of the Colonial Trust as defined in the 1940 Act (the "Independent Trustees"), as well as by the shareholders of the New SoGen Fund (it being understood that the SoGen Fund, as sole shareholder of the New SoGen Fund prior to the consummation of the reorganization, hereby agrees and is authorized to vote for such approval);

      (e) The Colonial Trust, on behalf of the New SoGen Fund, shall have entered into a Distributor's Contract, including distribution plans (the "Rule 12b-1 Plans") adopted for Class A, B and C shares of the New SoGen Fund pursuant to Rule 12b-1 of the rules and regulations under the 1940 Act, with Liberty Funds Distributor, Inc., and such Contract (including the Plans) shall have been approved by the Board of Trustees of the Colonial Trust and, to the extent required by law, by the Independent Trustees of the Colonial Trust;

      (f) The Colonial Trust, on behalf of the New SoGen Fund, shall have entered into a Transfer Agency Agreement with Liberty Funds Services, Inc., and such Agreement shall have been approved by the Board of Trustees of the Colonial Trust and, to the extent required by law, by the Independent Trustees of the Colonial Trust;

      (g) The Class A New SoGen Fund Shares shall have been designated by the Board of Trustees of the Colonial Trust as a separate class of shares of beneficial interest in the New SoGen Fund which shall be subject to an asset-based service charge and distribution fee under the Rule 12b-1 Plan for such Class A shares of up to 0.35% per annum and shall not be subject to any deferred sales charge on redemption, and additional Class A shares may be purchased by Retail SoGen Fund Shareholders at the then-current sales charge; the Class Z New SoGen Fund Shares shall have been designated by the Board of Trustees of the Colonial Trust as a separate class of shares of beneficial interest in the New SoGen Fund which shall not be subject to any asset-based service charge or distribution fee under Rule 12b-1 of the rules and regulations under the 1940 Act and shall not be subject to any deferred sales charge on redemption, and additional Class Z shares may be purchased by the Institutional New SoGen Fund Shareholders without a sales charge; and

      (h) The representations and warranties set forth in Section 5 of this Agreement shall be accurate and complete in all material respects on the Closing Date.

      (i) On the Closing Date no action, suit or proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      (j) The transactions contemplated by the Stock Purchase Agreement dated as of August 13, 1998 among Societe Generale Asset Management S.A., Jean-Marie Eveillard and Liberty Financial Companies, Inc. shall have been consummated.

At any time prior to the Closing, any of the foregoing conditions other than that set forth in (j) above may be waived jointly by the Board of Directors of the SoGen Trust and the Board of Trustees of the Colonial Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the SoGen Fund and the New SoGen Fund.

5.    Representations and Warranties.

5.1 SoGen Trust, on behalf of SoGen Fund, represents and warrants as follows to the Colonial Trust and the New SoGen Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

      (a) SoGen Trust is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

      (b) SoGen Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act, is in full force and effect, and SoGen Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Articles of Incorporation of SoGen Trust and the 1940 Act;

      (c) SoGen Trust or any person whom the SoGen Trust may be obligated to indemnify is not in violation in any material respect of any provision of its Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which SoGen Trust is a party or by which SoGen Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

      (d) SoGen Trust has no material contracts or other commitments (other than this Agreement, two Agency Agreements dated November 25, 1996 by and between Sogen International Fund, Inc. and DST Systems, Inc. and SoGen Funds, Inc. and DST Systems, Inc. and such other contracts as may be entered into in the ordinary course of its investment business) which if terminated, may result in material liability to SoGen Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from SoGen Fund;

      (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against SoGen Fund, any of its properties or assets, or any person whom the SoGen Trust may be obligated to indemnify except as previously disclosed in writing to New SoGen Fund. SoGen Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

      (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments as at and for the two years ended March 31, 1998 of SoGen Fund, audited by KPMG Peat Marwick LLP, copies of which have been furnished to New SoGen Fund, fairly reflect the financial condition and results of operations of SoGen Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and SoGen Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since March 31, 1998;

      (g) Since March 31, 1998, there has not been any material adverse change in SoGen Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by SoGen Fund of indebtedness, except as disclosed in writing to New SoGen Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

      (h) By the Closing Date, all federal and other tax returns and reports of SoGen Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of SoGen Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For all taxable years and all applicable quarters of such years from the date of its inception, SoGen Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851(a) of the Code. Neither SoGen Trust nor SoGen Fund has at any time since its inception been liable for and is now liable for any material excise tax pursuant to Section 4982 of the Code. SoGen Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of SoGen Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. SoGen Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder.

      (j) The authorized capital of SoGen Trust consists of 3,000,000,000 shares of authorized stock with a par value of one tenth of one cent (0.001) per share of such number of different series or classes as designated in SoGen Trust's Articles of Incorporation, four series of which (including SoGen
      Fund) are currently authorized and outstanding. All issued and outstanding shares of SoGen Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in SoGen Fund's Prospectus) non-assessable by SoGen Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into or exchangeable for, any shares of beneficial interest of SoGen Fund are outstanding and none will be outstanding on the Closing Date;

      (k) At the Closing Date, SoGen Fund will have good and marketable title to its assets to be transferred to New SoGen Fund pursuant to paragraph 1, and full right, power, and authority to sell, assign, transfer and deliver such assets as contemplated hereby, and upon delivery and payment for such assets New SoGen Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

      (l) The SoGen Fund's investment operations from inception to the date hereof have been in compliance with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to New SoGen Fund;

      (m) The execution, delivery and performance of this Agreement has been duly authorized by the Directors of SoGen Trust, and, upon approval thereof by the required majority of the shareholders of SoGen Fund, this Agreement will constitute the valid and binding obligation of SoGen Fund enforceable in accordance with its terms; and

      (n) The New SoGen Shares to be issued to SoGen Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the SoGen Fund Shareholders as provided in paragraph 1.

5.2 Colonial Trust, on behalf of New SoGen Fund, represents and warrants the following to the SoGen Trust and the SoGen Fund and agrees to confirm the accuracy and completeness in all material respects of the following on the Closing Date:

      (a) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Colonial Trust, and this Agreement constitutes the valid and binding obligation of Colonial Trust and New SoGen Fund enforceable in accordance with its terms;

      (b) The New SoGen Shares to be issued and delivered to SoGen Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares [and Class Z shares] of beneficial interest in New SoGen Fund, and will be fully paid and non-assessable (except as set forth in New SoGen Fund's Statement of Additional Information) by Colonial Trust, and no shareholder of Colonial Trust will have any preemptive right of subscription or purchase in respect thereof; and

      (c) New SoGen Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. Amendment. This Agreement may be amended at any time by the joint action of the Board of Directors of the SoGen Trust and the Board of Trustees of the Colonial Trust, notwithstanding approval thereof by the shareholders of the SoGen Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the SoGen Fund or the New SoGen Fund.

7. Termination. The Board of Directors of the SoGen Trust and the Board of Trustees of the Colonial Trust may jointly terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the SoGen Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Agreement inadvisable. If the transactions contemplated by this Agreement and Plan of Reorganization have not been substantially completed by March 31, 1999, this Agreement and Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by both the SoGen Trust and the Colonial Trust acting by their respective Boards.

8. No Broker's or Finder's Fee. The SoGen Trust and the Colonial Trust each represent that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's, finder's or other similar fee or commission from the SoGen Trust or the Colonial Trust arising out of the transactions contemplated by this Agreement and Plan of Reorganization.

9. No Survival of Covenants and Agreements. The covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Sections 1, 3.3, 9, 11, 12 and 13.

10. Reliance. All covenants and agreements made under this Agreement and Plan of Reorganization shall be deemed to have been material and relied upon by each of the parties notwithstanding any investigation made by such party or on its behalf.

11. Notices. All notices required or permitted under this Agreement and Plan of Reorganization shall be given in writing (i) to the SoGen Trust at 1221 Avenue of the Americas, New York, New York 10020, as well as to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, Attention: Charles M. Nathan, Esq. and (ii) to the Colonial Trust at One Financial Center, Boston, Massachusetts 02111, or at such other place as shall be specified in a written notice given by either party to the other party to this Agreement and Plan of Reorganization, and shall be validly given if mailed by first class mail, postage prepaid.

12. Expenses. The SoGen Fund and the New SoGen Fund shall each bear their own expenses relating to the reorganization contemplated hereby to the extent such expenses are not paid by others, provided, however, that if the reorganization is consummated such expenses of the SoGen Fund, to the extent not paid by others, shall be assumed and borne by the New SoGen Fund.

13. Miscellaneous Provisions. This Agreement and Plan of Reorganization shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts. It is executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement. A copy of the document establishing the Colonial Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon (i) any of the Trustees, officers or shareholders of the Colonial Trust individually, but only upon the assets of the New SoGen Fund and (ii) any of the directors, officers or shareholders of the SoGen Trust individually, but only upon the assets of the SoGen Fund.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement and Plan of Reorganization to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                 SOGEN FUNDS, INC.
                                 (on behalf of [name of Fund])



                                  By:
                                     -------------------------------
                                       Name:
                                       Title:




                                   COLONIAL TRUST II
                                   (On behalf name of [Successor Fund])


                                   By:
                                      ------------------------------
                                        Name:
                                        Title:

                                    Exhibit B

                  FORM OF NEW INVESTMENT MANAGEMENT AGREEMENTS

                                 *      *      *

                      SUCCESSOR TO SOGEN INTERNATIONAL FUND
                              MANAGEMENT AGREEMENT

AGREEMENT dated as of [ ], 1998 between COLONIAL TRUST II, a Massachusetts business trust (Trust), with respect to [SOGEN] INTERNATIONAL FUND (Fund), and SOCIETE GENERALE ASSET MANAGEMENT, CORP., a Delaware corporation (Adviser).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser may delegate its investment responsibilities to a sub-adviser. The Adviser may also delegate any administrative services to a third party.

2.    In carrying out its investment management obligations, the Adviser shall:

      (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Adviser monthly a fee at the annual rate of 1.00% of the first $25 million of the Fund's average daily net assets and 0.75% in excess of $25 million of the Fund's average daily net assets.

5. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Adviser's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Adviser may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Adviser declares to be effective.

6.    This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Adviser on sixty days' written notice to the Trust.

7.    This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLONIAL TRUST II on behalf of
[SOGEN] INTERNATIONAL FUND



By:
   ---------------------------
    [Name]
    [Title]


SOCIETE GENERALE ASSET MANAGEMENT, CORP.




By:
   ---------------------------
    [Name]
    [Title]

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                        SUCCESSOR TO SOGEN OVERSEAS FUND
                              MANAGEMENT AGREEMENT

AGREEMENT dated as of [_______________], 1998 between COLONIAL TRUST II, a Massachusetts business trust (Trust), with respect to [SOGEN] OVERSEAS FUND
(Fund), and SOCIETE GENERALE ASSET MANAGEMENT, CORP., a Delaware corporation (Adviser).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser may delegate its investment responsibilities to a sub-adviser. The Adviser may also delegate any administrative services to a third party.

2.    In carrying out its investment management obligations, the Adviser shall:

      (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Adviser monthly a fee at the annual rate of 0.75% of the Fund's average daily net assets.

5. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Adviser's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Adviser may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Adviser declares to be effective.

6.    This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Adviser on sixty days' written notice to the Trust.

7.    This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLONIAL TRUST II on behalf of
[SOGEN] OVERSEAS FUND



By:
   ---------------------------
    [Name]
    [Title]


SOCIETE GENERALE ASSET MANAGEMENT, CORP.




By:
   ---------------------------
    [Name]
    [Title]

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                          SUCCESSOR TO SOGEN GOLD FUND
                              MANAGEMENT AGREEMENT

AGREEMENT dated as of [_____________], 1998 between COLONIAL TRUST II, a Massachusetts business trust (Trust), with respect to [SOGEN] GOLD FUND (Fund), and SOCIETE GENERALE ASSET MANAGEMENT, CORP., a Delaware corporation (Adviser).

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Adviser will manage the investment of the assets of the Fund in accordance with its prospectus and statement of additional information and will perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser may delegate its investment responsibilities to a sub-adviser. The Adviser may also delegate any administrative services to a third party.

2.    In carrying out its investment management obligations, the Adviser shall:

      (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in its prospectus and statement of additional information; and (c) report results to the Board of Trustees of the Trust.

3. The Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Fund shall pay the Adviser monthly a fee at the annual rate of 0.75% of the Fund's average daily net assets.

5. If the operating expenses of the Fund for any fiscal year exceed the most restrictive applicable expense limitation for any state in which shares are sold, the Adviser's fee shall be reduced by the excess but not to less than zero. Operating expenses shall not include brokerage, interest, taxes, deferred organization expenses, Rule 12b-1 distribution fees, service fees and extraordinary expenses, if any. The Adviser may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Adviser declares to be effective.

6.    This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, shall continue until two years from its date of execution and from year to year thereafter so long as approved annually in accordance with the 1940 Act; (b) may be terminated without penalty on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Adviser on sixty days' written notice to the Trust.

7.    This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares", "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

COLONIAL TRUST II on behalf of
[SOGEN] GOLD FUND



By:
   ---------------------------
    [Name]
    [Title]


SOCIETE GENERALE ASSET MANAGEMENT, CORP.




By:
   ---------------------------
    [Name]
    [Title]

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by officers not as individuals and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Fund.

                                    Exhibit C

                               Expense Comparison

        The following table reflects the anticipated effect of the Reorganization on the operating expenses of the Funds, based on their expenses for the fiscal year ended March 31, 1998 and giving effect to the fee waiver agreements referred to above. Please note that Colonial Management and Successor SGAM Corp. have agreed to waive certain fees during the two years following the approval of each New Investment Management Agreement so that the total operating expenses of each Successor Fund do not exceed the total annualized operating expenses of the corresponding Fund for the six month period ended September 30, 1998.

                 COMPARATIVE FEE AND EXPENSE TABLE FOR THE FUNDS
                  (FOR THE ANNUAL PERIOD ENDED MARCH 31, 1998)

Annual Fund Operating Expenses
(as a percentage of average net assets)



                            SOGEN INTERNATIONAL FUND

------------------------------------ --------------------------------------------- -----------------------------------------
SoGen International Fund                               Class A                                     Class I
------------------------------------ --------------------------------------------- -----------------------------------------
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
                                     Current       Proposed      Difference        Current     Proposed      Difference
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
Average Assets ( as of _______)
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
Adviser's Fee                        0.75%         0.75%         0%                0.75%       0.75%         0 %
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
12b-1 Fees                           0.25%         0.35%*        up to 0.10%**     None        None          0 %
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
Administrator's Fee                  None          [     ]%***   up to [    ]%**   None
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
Transfer Agent Fee, Custody Fee,     0.18%                                         0.18%
and Other Fees
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
Total Expenses                       1.18%                                         0.93%
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------
Total Fund Expenses (after
reimbursement or waiver)
------------------------------------ ------------- ------------- ----------------- ----------- ------------- ---------------



                               SOGEN OVERSEAS FUND
---------------------------------- ---------------------------------------------- ------------------------------------------
SoGen Overseas Fund                                   Class A                                      Class I
---------------------------------- ---------------------------------------------- ------------------------------------------
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
                                   Current        Proposed      Difference        Current      Proposed      Difference
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
Average Assets( as of _______)
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
Adviser's Fee                      0.75%          0.75%         0%                0.75%        0.75%         0
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
12b-1 Fees                         0.25%          0.35%*        up to 0.10%**     None         None          0
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
Administrator's Fee                None           [     ]%***   up to [    ]%**   None
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
Transfer Agent Fee, Custody Fee,   0.22%                                          0.22%
and Other Fees
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
Total Expenses                     1.22%                                          0.97%
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------
Total Fund Expenses (after
reimbursement or waiver)
---------------------------------- -------------- ------------- ----------------- ------------ ------------- ---------------


                                 SOGEN GOLD FUND


        -------------------------------------------------- ------------------------------------------------------------
        SoGen Gold Fund                                                              Class A
        -------------------------------------------------- ------------------------------------------------------------
        -------------------------------------------------- ----------------- ------------------- ----------------------
                                                           Current           Proposed            Difference
        -------------------------------------------------- ----------------- ------------------- ----------------------
        -------------------------------------------------- ----------------- ------------------- ----------------------
        Average Assets ( as of _______)
        -------------------------------------------------- ----------------- ------------------- ----------------------
        -------------------------------------------------- ----------------- ------------------- ----------------------
        Adviser's Fee                                      0.75%             0.75%               0
        -------------------------------------------------- ----------------- ------------------- ----------------------
        -------------------------------------------------- ----------------- ------------------- ----------------------
        12b-1 Fees                                         0.25%             0.35%*              up to 0.10%**
        -------------------------------------------------- ----------------- ------------------- ----------------------
        -------------------------------------------------- ----------------- ------------------- ----------------------
        Administrator's Fee                                None              [     ]%***         up to [    ]%**
        -------------------------------------------------- ----------------- ------------------- ----------------------
        -------------------------------------------------- ----------------- ------------------- ----------------------
        Transfer Agent Fee, Custody Fee, and Other Fees    0.55%
        -------------------------------------------------- ----------------- ------------------- ----------------------
        -------------------------------------------------- ----------------- ------------------- ----------------------
        Total Expenses                                     1.55%
        -------------------------------------------------- ----------------- ------------------- ----------------------
        -------------------------------------------------- ----------------- ------------------- ----------------------
        Total Fund Expenses (after reimbursement or
        waiver)
        -------------------------------------------------- ----------------- ------------------- ----------------------


-------------------------------

 * The 12b-1 fee has been voluntarily reduced to 0.25% for a period of a minimum of two years.
 **    If the voluntary waiver is eliminated after the two-year period.
 *** The administrator's fee has been voluntarily waived for a period of a minimum of two years.

                                    Exhibit D


                        TRUSTEES OF THE COLONIAL TRUST II


                               Robert J. Birnbaum
                                  Tom Bleasdale
                                  John Carberry
                                 Lora S. Collins
                                James E. Grinnell
                                Richard W. Lowry
                                Salvatore Macera
                                William E. Mayer
                               James L. Moody, Jr.
                                John J. Neuhauser
                                Thomas E. Stitzel
                               Robert L. Sullivan
                                Anne-Lee Verville

                                    Exhibit E

                               INVESTMENT POLICIES

                                  *      *     *

                      SUCCESSOR TO SOGEN INTERNATIONAL FUND
                        SUCCESSOR TO SOGEN OVERSEAS FUND

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of each Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote (except the portions in parentheses).

Each Fund may:

1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;
2. Borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of the Fund's net assets at the time of the borrowing. The Fund will not purchase securities while borrowings exceed 5% of its total assets;
3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry other than U.S. Government Securities (Overseas Fund);
4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or (b) lending portfolio securities, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*
5. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined in the 1933 Act with respect to such resale (Overseas Fund);
6. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

7. Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions (Overseas Fund);
8. Sell securities short or maintain a short position and in the case of the Overseas Fund, except, short sales against-the-box; and
9. Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities and, under the circumstances described below, certificates of deposit and other short-term bank instruments. In fact, the Fund intends to diversify its investments among various issuers and industries and will not purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for the short-term investment of cash or a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion (Global
      Fund);
10. Purchase or sell its portfolio securities from or to any of its officers, directors or employees, its investment advisor or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission (Global Fund); and
11. Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act.

OTHER INVESTMENT POLICIES

As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, each Fund may not:

1. Invest in companies for the purpose of management or the exercise of control;
2. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;
3. Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction (Overseas Fund);
4. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales (Overseas Fund);
5. Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (Overseas Fund);
6. Purchase or sell put and call options on securities or on futures contracts;
7.    Purchase  securities on margin (Global Fund);
8. Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund's net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund's net assets would be invested in such unattached, unlisted warrants (Global Fund); and

9. Purchase illiquid securities or securities the proceeds from the sale of which could not readily be repatriated to the United States if, immediately after such purchase, more than 10% of the value of its net assets would be invested in such securities (Global Fund).

                          SUCCESSOR TO SOGEN GOLD FUND

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote (except the portions in parentheses).

The Fund may:

1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;
2. Borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of the Fund's net assets at the time of the borrowing. The Fund will not purchase securities while borrowings exceed 5% of its total assets;
3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry other than U.S. Government Securities, except that the Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry;
4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions or (b) lending portfolio securities, provided that the Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);*
5. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined in the 1933 Act with respect to such resale;
6. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;
7. Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

--------------------------------
*  The Fund has no present intention of lending its portfolio securities.

8. Sell securities short or maintain a short position, except, short sales against-the-box.

OTHER INVESTMENT POLICIES

As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, each Fund may not:

1. Invest in companies for the purpose of management or the exercise of control;
2. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;
3. Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;
4. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales;
5. Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments; and
6. Purchase or sell put and call options on securities or on futures contracts.

Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                                    Exhibit F

                FORM OF INTERIM INVESTMENT MANAGEMENT AGREEMENTS


                                 SoGen Gold Fund
                               SoGen Overseas Fund


                      Interim Investment Advisory Contract

Dear Sirs:

        SoGen Funds, Inc. (the "Company"), a Maryland corporation consisting of four portfolios, SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, is engaged in the business of an investment company. The Company's Board of Directors has selected you to act as the investment adviser of the Company on behalf of SoGen Overseas Fund and SoGen Gold Fund (the "Funds") and to provide certain other services on behalf of the Funds, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows:

        1. Delivery of Corporate Documents. The Company has furnished you with copies properly certified or authenticated of each of the following:

        (a) Articles of Incorporation of the Company, dated [ ], as amended.

        (b) By-Laws of the Company as in effect on the date hereof.

        (c) Resolutions of the Board of Directors of the Company selecting you as investment adviser and approving the form of this Agreement.

The Company will furnish you from time to time with copies properly certified or authenticated, of any amendments of or supplements to the foregoing, if any.

        2. Advisory Services. You will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Funds' portfolios consistent with the Funds' respective investment objectives, policies and restrictions set forth in the Company's Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"), and the current prospectus and statement of additional information included therein (the "Prospectus"). You will recommend what securities shall be purchased for the Funds, what portfolio securities shall be sold by the Funds, and what portion of the Funds' assets shall be held uninvested, subject always to such investment objective, policy and restrictions and to the provisions of the Company's Articles of Incorporation, By-Laws, Statement of Rules and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as each of the same shall be from time to time in effect. You shall advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Company.

        3. Allocation of Charges and Expenses. You will pay the compensation and expenses of all officers of the Company and will furnish, without expense to the Company, the services of such of your officers and employees as may duly be elected officers or directors of the Company, subject to their individual consent to serve and to any limitations imposed by law. You will pay the Company's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (It is understood that the foregoing provision does not obligate you to pay for the maintenance of the Company's general ledger and securities cost ledger or for daily pricing of the Company's securities, but that it does obligate you, without expense to the Company, to oversee the provision of such services by the Company's agent.) You will not be required hereunder to pay any expenses of the Company other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, you will not be required to pay hereunder: brokers' commissions; legal or auditing expenses; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Company; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Company's assets.

        4. Compensation of the Adviser. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, each Fund will promptly pay you a monthly fee, after the last day of each month, at the annual rate of
0.75 of 1% of the average daily value of each Fund's net assets during the month. If this Agreement is terminated as of any day not the last day of a month, such fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective with respect to a Fund for less than the whole of any month, such fee shall be based on the average daily value of the net assets of each Fund in the part of the month for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such month. The average daily value of the net assets of the Fund shall in all cases be based only on business days for the period or month and shall be computed in accordance with applicable provisions of the Articles of Incorporation of the Company.

        5. Purchase and Sale of Securities. You shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of your affiliates) as you shall deem appropriate in order to carry out the Company's brokerage policy as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Directors of the Company may require from time to time. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with you, you shall comply with all applicable provisions of the 1940 Act, including without limitation Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the rules and regulations thereunder. In providing the Company with investment management and supervision, it is recognized that you will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers as such Board may direct or authorize from time to time.

        Notwithstanding the above, it is understood that it is desirable for the Company that you have access to research services provided by brokers who execute brokerage transactions at a higher cost to the Company than may result when allocating brokerage to other brokers on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution. Such research services include written reports, responses to specific inquiries, interviews with analysts, invitations to meetings arranged by brokers with the managements of companies in the Company's portfolio or in which the Company may invest and may include other types of research from time to time approved by the Board of Directors of the Company. Only research services provided to you for the benefit of the Company will be considered in selecting brokers to effect portfolio transactions for the Company unless otherwise authorized by such Board. You are authorized to place orders for the purchase and sale of securities for the Company with brokers who provide such research services, subject to review by the Board of Directors of the Company from time to time, but not less frequently than quarterly, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you and your affiliates in connection with their services to other clients as well as the Company. You acknowledge that you will comply with all applicable provisions of the 1940 Act, Investment Advisers Act and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions.

        Nothing herein shall prohibit the Board of Directors of the Company from approving the payment by the Company of additional compensation to others for consulting services, supplemental research and security and economic analysis.

        6. Services to Other Accounts. The Company understands that you and your affiliates now act, will continue to act and may in the future act as investment adviser to fiduciary and other managed accounts, and the Company has no objection to you and your affiliates so acting, provided that whenever the Fund and one or more other accounts advised by you (the "Managed Accounts") are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, you may place orders for the Funds and each Managed Account simultaneously, and if all such orders are not filled at the same price, you may cause the Funds and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Funds and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, you may allocate the traded securities between the Funds and the Managed Accounts in a manner you consider appropriate, taking into account the size of the order placed for the Funds and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Funds and each such Managed Account, as well as any other factors you deem relevant. The Company recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds. In addition, the Company understands that the persons employed by you to provide service to the Company in connection with the performance of your duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or natural including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

        7. Avoidance of Inconsistent Position. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Funds, you will act solely as investment counsel for such clients and not in any way on behalf of the Company except to the extent that you are acting as principal underwriter of the Capital Stock of the Funds. In connection with purchases or sales of portfolio securities for the account of the Funds, neither you nor any of your directors, officers or employees will act as a principal.

        8. Limitation of Liability of Adviser. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

        9. Use of Name. If you cease to act as the Company's investment adviser, or, in any event, if you so request in writing, the Company agrees to take all necessary action to change the name of the Company and the Fund to a name not including the term "SoGen". You may from time to time make available without charge to the Company for its use such marks or symbols not owned by you, including the logo in the form of a stylized globe or marks or symbols containing the term "SoGen" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require the Company to cease the use of such mark or symbol at any time.

        10. Duration and Termination of this Agreement. This Agreement shall remain in force until the earlier of the date the Funds reorganize as separate series of Colonial Trust II and March 31, 1999. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Company, by vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph 9, the definitions contained in Section 2(a) of the 1940 Act, as amended, and any Rules thereunder (particularly the definitions of "interested person", "assignment", "voting security" and "vote of a majority of the outstanding voting securities") shall be applied.

        11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the "party" against which enforcement of the change, waiver, discharge or termination is sought.

        12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to you or to the Company at 1221 Avenue of the Americas, 8th Floor, New York, New York 10020.

        13. Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

        14. Captions; Counterparts. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract.

                                        Yours very truly,

                                        SOGEN FUNDS, INC.

                                        By:
                                           ---------------------
                                             Name:
                                             Title:


The foregoing Agreement is hereby accepted.

SOCIETE GENERALE ASSET MANAGEMENT CORP.



By:
    --------------------------
      Name:
      Title:

                            SoGen International Fund

                      Interim Investment Advisory Contract

Dear Sirs:

        SoGen Funds, Inc. (the "Company"), a Maryland corporation consisting of four portfolios, SoGen International Fund, SoGen Overseas Fund, SoGen Gold Fund and SoGen Money Fund, is engaged in the business of an investment company. Its Board of Directors has selected you to act as the investment adviser of the Company on behalf of SoGen International Fund (the "Fund") and to provide certain other services to the Company on behalf of the Fund, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Company agrees with you as follows:

        1. Delivery of Corporate Documents. The Company has furnished you with copies properly certified or authenticated of each of the following:

        (a) Articles of Incorporation of the Company, dated May 3, 1985, as amended.

        (b) Articles Supplementary of the Company, dated July 24, 1998.

        (c) By-Laws of the Company as in effect on the date hereof.

        (d) Statement of Rules adopted by the Board of Directors of the Company on March 2, 1970, as subsequently amended.

        (e) Resolutions of the Board of Directors of the Company selecting you as investment adviser and approving the form of this Agreement.

The Company will furnish you from time to time with copies properly certified or authenticated, of any amendments of or supplements to the foregoing, if any.

        2. Advisory Services. You will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Fund's portfolio consistent with the Fund's investment  objective,  policy  and  restrictions  set  forth  in the  Company's
Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement") , and the current prospectus and statement of additional information included therein (the "Prospectus"). You will recommend what securities shall be purchased for the Fund, what portfolio securities shall be sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to such investment objective, policy and restrictions and to the provisions of the Company's Articles of Incorporation, By-Laws, Statement of Rules and the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), as each of the same shall be from time to time in effect. You shall advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors and any appropriate committees of such Board regarding the foregoing matters and general conduct of the investment business of the Company.

        3. Allocation of Charges and Expenses. You will pay the compensation and expenses of all officers of the Company and will furnish, without expense to the Company, the services of such of your officers and employees as may duly be elected officers or directors of the Company, subject to their individual consent to serve and to any limitations imposed by law. You will pay the Company's office rent and ordinary office expenses and will provide investment, advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. (It is understood that the foregoing provision does not obligate you to pay for the maintenance of the Company's general ledger and securities cost ledger or for daily pricing of the Company's securities, but that it does obligate you, without expense to the Company, to oversee the provision of such services by the Company's agent.) You will not be required hereunder to pay any expenses of the Company other than those above enumerated in this paragraph 3. In particular, but without limiting the generality of the foregoing, you will not be required to pay hereunder: brokers' commissions; legal or auditing expenses; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Company; the expenses of registering or qualifying securities for sale; the cost of preparing and distributing reports and notices to stockholders; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agent; or the fees or disbursements of custodians of the Company's assets.

        4. Compensation of the Adviser. For all services to be rendered and payments made as provided in paragraphs 2 and 3 hereof, the Fund will promptly pay you a fee after the last day of March, June, September and December in each year. The fee to be so paid each calendar Quarter shall be the sum of the following percentages of the average daily value of the net assets of the Fund during the three months ending on such days:

                  .25%        of the first $25,000,000
                              (an annual rate of 1.0%)
                  .1875%      of the excess over $25,000,000 (an annual rate of
                              .75%)

If this Agreement is terminated as of any day not the last day of a calendar quarter, such fee shall be paid as promptly as possible after such date of termination. If this Agreement shall be effective for less than the whole of any quarter, such fee shall be based on the average daily value of the net assets of the Fund in the part of the quarter for which this Agreement shall be effective and shall be that proportion of such fee as the number of business days (days on which the New York Stock Exchange is open all or part of the day for unrestricted trading) in such period bears to the number of business days in such quarter. The average daily value of the net assets of the Fund shall in all cases be based only on business days for the period or quarter and shall be computed in accordance with applicable provisions of the Articles of Incorporation of the Company.

        5. Purchase and Sale of Securities. You shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including any of your affiliates) as you shall deem appropriate in order to carry out the Company's brokerage policy as set forth from time to time in the Registration Statement and Prospectus, or as the Board of Directors of the Company may require from time to time. When purchasing securities from or through, and selling securities to or through, any such persons, brokers or dealers that may be affiliated with you, you shall comply with all applicable provisions of the 1940 Act, including without limitation Section 17 thereof and the rules and regulations thereunder, and Section 206 of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") and the rules and regulations thereunder. In providing the Company with investment management and supervision, it is recognized that you will seek the best combination of price (inclusive of brokerage commissions) and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers as such Board may direct or authorize from time to time

        Notwithstanding the above, it is understood that it is desirable for the Company that you have access to research services provided by brokers who execute brokerage transactions at a higher cost to the Company than may result when allocating brokerage to other brokers on the basis of seeking the best combination of price (inclusive of brokerage commissions) and execution. such research services include written reports, responses to specific inquiries, interviews with analysts, invitations to meetings arranged by brokers with the managements of companies in the Company's portfolio or in which the Company may invest and may include other types of research from time to time approved by the Board of Directors of the Company. Only research services provided to you for the benefit of the Company will be considered in selecting brokers to effect portfolio transactions for the Company unless otherwise authorized by such Board. You are authorized to place orders for the purchase and sale of securities for the Company with brokers who provide such research services, subject to review by the Board of Directors of the Company from time to time, but not less frequently than quarterly, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you and your affiliates in connection with their services to other clients as well as the Company. You acknowledge that you will comply with all applicable provisions of the 1940 Act, Investment Advisers Act and the Securities Exchange Act of 1934, as amended, including without limitation the provisions of Section 28(e) thereof, with respect to the allocation of portfolio transactions.

        Nothing herein shall prohibit the Board of Directors of the Company from approving the payment by the Company of additional compensation to others for consulting services, supplemental research and security and economic analysis.

        6. Services to Other Accounts. The Company understands that you and your affiliates now act, will continue to act and may in the future act as investment adviser to fiduciary and other managed accounts, and the Company has no objection to you and your affiliates so acting, provided that whenever the Fund and one or more other accounts advised by you (the "Managed Accounts") are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner that is equitable to each entity. In such situations, you may place orders for the Fund and each Managed Account simultaneously, and if all such orders are not filled at the same price, you may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all Managed Accounts. If all such orders cannot be executed fully under prevailing market conditions, you may allocate the traded securities between the Fund and the Managed Accounts in a manner you consider appropriate, taking into account the size of the order placed for the Fund and each such Managed Account and, in the event of a sale, the size of the pre-sale position of the Fund and each such Managed Account, as well as any other factors you deem relevant. The Company recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Company understands that the persons employed by you to provide service to the Company in connection with the performance of your duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or natural including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

        7. Avoidance of Inconsistent Position. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Company except to the extent that you are acting as principal underwriter of the Capital Stock of the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither you nor any of your directors, officers or employees will act as a principal.

        8. Limitation of Liability of Adviser. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

        9. Use of Name. If you cease to act as the Company's investment adviser, or, in any event, if you so request in writing, the Company agrees to take all necessary action to change the name of the Company and the Fund to a name not including the term "SoGen". You may from time to time make available without charge to the Company for its use such marks or symbols not owned by you, including the logo in the form of a stylized globe or marks or symbols containing the term "SoGen" or any variation thereof, as you may consider appropriate. Any such marks or symbols so made available will remain your property and you shall have the right, upon notice in writing, to require the Company to cease the use of such mark or symbol at any time.

        10. Duration and Termination of this Agreement. This Agreement shall remain in force until the earlier of the date the Funds reorganize as separate series of Colonial Trust II and March 31, 1999. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty, by the Board of Directors of the Company, by vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this paragraph 9, the definitions contained in Section 2(a) of the 1940 Act, as amended, and any Rules thereunder (particularly the definitions of "interested person", "assignment", "voting security" and "vote of a majority of the outstanding voting securities") shall be applied.

        11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the "party" against which enforcement of the change, waiver, discharge or termination is sought.

        12. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, to you or to the Company at 1221 Avenue of the Americas, 8th Floor, New York, New York 10020.

        13. Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

        14. Captions; Counterparts. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract.

                                        Yours very truly,

                                        SOGEN FUNDS, INC.

                                        By:
                                           -------------------------
                                             Name:
                                             Title:

The foregoing Agreement is hereby accepted.

SOCIETE GENERALE ASSET MANAGEMENT CORP.



By:
   ---------------------------
      Name:
      Title:

VOTE BY TOUCH TONE PHONE OR THE INTERNET
                         CALL TOLL FREE: 1-800-690-6903
                     OR VISIT OUR WEBSITE: www.proxyvote.com
        (See above for further instructions to vote by phone or Internet)

                                SOGEN FUNDS, INC.

PROXY                                                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               Special Meeting of Shareholders --December 18, 1998

        The undersigned hereby appoints Jean-Marie Eveillard, Philip J. Bafundo, and Carol Moreno, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of [SoGen International Fund] [SoGen Overseas Fund] [SoGen Gold Fund] (the "Fund"), a series of SoGen Funds, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company, 1221 Avenue of the Americas, 8th Floor, New York, New York 10020, on Friday, December 18, 1998 at 3:00 p.m., and at any adjournments and postponements thereof (the "Special Meeting").

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item below.

        The Directors of the Company recommend that you vote FOR the proposal set forth below.

1. To approve an Agreement and Plan of Reorganization for the Fund, under which (i) all of the assets and liabilities of the Fund would be transferred to a new series of Colonial Trust II, a Massachusetts business trust, (ii) shareholders of the Fund would receive an equal number of shares of a comparable class of the corresponding series of Colonial Trust II in exchange for their shares of the Fund, and (iii) the Fund would then be liquidated and dissolved.

             [  ] FOR          [  ] AGAINST            [  ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the Special Meeting.

             [  ] FOR          [  ] AGAINST            [  ] ABSTAIN

                 (Continued and to be signed on the other side.)

(Continued from other side.)

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the Proposal.



                                     Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                     -------------------------------------------
                                            (Signature of Shareholder)

                                     -------------------------------------------
                                            (Signature of joint owner, if any)

                                     Dated, ________________________, 1998



              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED